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                                                                    EXHIBIT 1.1




                                  $200,000,000

                                LEAR CORPORATION

                          Subordinated Notes Due 2006

                             UNDERWRITING AGREEMENT


                                                                          , 1996


BT Securities Corporation
Chase Securities Inc.
Morgan Stanley & Co. Incorporated
Schroder Wertheim & Co.
In care of BT SECURITIES CORPORATION
130 Liberty Street, 37th Floor
New York, New York 10006

Dear Sirs:

                 Lear Corporation, a Delaware corporation (the "Company"), proposes to issue and sell $200,000,000 aggregate principal amount of its Subordinated Notes Due 2006 (the "Notes") to be issued under an indenture dated
as of           , 1996 (the "Indenture"), among the Company, as issuer, and
, as trustee (the "Trustee"). This is to confirm the agreement concerning the purchase of the Notes from the Company by the Underwriters named in Schedule I hereto (the "Underwriters").

                 The following terms as used in this Agreement shall have the following meanings:

                 "Act" shall mean the Securities Act of 1933, as amended.

                 "Business Day" shall mean any day on which the New York Stock Exchange is open for trading.

                 "Commission" shall mean the Securities and Exchange
Commission.

                 "Effective Date" shall mean the date of the Effective Time.
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                 "Effective Time" shall mean the date and the time as of which the Registration Statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission (or, if the Company will next file with the Commission an amendment to the Registration Statement as contemplated by clause (i) of the third sentence of paragraph (a) of Section 1, the date and time as of which the Registration Statement shall be declared effective).

                 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                 "Preliminary Prospectus" shall mean each prospectus included in the Registration Statement, or any amendment thereof, before the Effective Date, each prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) and each prospectus included in the Registration Statement at the Effective Time that omits Rule 430A Information.

                 "Prospectus" shall mean the form of prospectus relating to the Notes, as first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, the form of final prospectus included in the Registration Statement at the Effective Time.

                 "Registration Statement" shall mean the registration statement referred to above, as amended at the Effective Time. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Time as provided by Rule 430A.

                 "Rule 424" and "Rule 430A" shall refer to such rules under the Act.

                 "Rule 430A Information" shall mean information with respect to the Notes and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.
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                                      3

                 "Rules and Regulations" shall mean the rules and regulations in effect at any relevant time adopted by the Commission under the Act or the Exchange Act.

                 "Subsidiary" and "Significant Subsidiary" shall have the meanings assigned in Rule 405 of the Rules and Regulations. As used in reference to the Company, "subsidiary" shall mean a Subsidiary of the Company.

                 Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein (including all exhibits thereto) pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Exchange Act after the date of such Preliminary Prospectus or the Prospectus and incorporated by reference in such Preliminary Prospectus or the Prospectus.

                 1. Representations and Warranties of the Company. The Company represents, warrants and agrees that:

                 (a) A registration statement on Form S-3 (File No. 333-05809) with respect to the Notes has (i) been prepared by the Company in conformity with the requirements of the Act and the Rules and Regulations thereunder and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and (ii) has been filed with the Commission under the Act. Copies of such registration statement as amended to date have been delivered by the Company to you. The Company will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment to such registration statement, including a form of final prospectus or (ii) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4).

                 (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined in Section 3) the Prospectus (and any supplements thereto) will, comply in all material
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respects with the applicable requirements of the Act and the Rules and
Regulations and the Trust Indenture Act and the rules and regulations of the Commission thereunder. The Company has included in the Registration Statement, as amended at the Effective Date, all information required by the Act and the Rules and Regulations thereunder to be included in the Prospectus with respect to the Notes and the offering thereof, and the Prospectus, when filed with the Commission, did or will contain all Rule 430A Information, together with all other such required information, with respect to the Notes and the offering thereof and, except to the extent you shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Commission has not issued any stop order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the effectiveness of the Registration Statement, and no proceeding for any such purpose has been initiated or threatened by the Commission.

                 (c) On the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus did not or will not, and on the date of any filing pursuant to Rule 424(b) and on each Closing Date, the Prospectus (together with any supplements thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation or warranty as to (i) information contained in or omitted from the Registration Statement or the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by you specifically for inclusion therein, or (ii) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee.
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                                      5

                 (d) The documents incorporated by reference in the Prospectus, when they were filed with the Commission (or upon amendment thereof by other documents included in such incorporated documents), conformed in all material respects to the requirements of the Act or Exchange Act, as applicable, and the Rules and Regulations thereunder, and such documents were timely filed as required thereby and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the Rules and Regulations thereunder, and will be timely filed as required thereby and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                 (e) Neither the Commission nor, to the knowledge of the Company, the "blue sky" or securities authority of any jurisdiction has issued an order (a "Stop Order") suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, the Prospectus, the Registration Statement, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, or suspending the registration or qualification of the Notes, nor, to the knowledge of the Company, has any of such authorities instituted or threatened to institute any proceeding with respect to a Stop Order in any jurisdiction in which the Notes are sold.

                 (f) Each of the Company and its subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, with full power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, all Federal, state, local, and other governmental and foreign authorities, to own, lease, license, and use its properties and assets and to carry on its business in the manner described in the Prospectus except where such failure will not have a material adverse effect on the Company and its subsidiaries taken as
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                                      6

a whole. Except as described in the Registration Statement and Prospectus, each such consent, authorization, approval, order, license, certificate and permit is valid and in full force and effect, and there is no proceeding pending, or to the knowledge of the Company, threatened, which might lead to the revocation, termination, suspension or nonrenewal of any such consent, authorization, approval, order, license, certificate or permit. Each of the Company and its subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary, except in those jurisdictions where failure to qualify or to be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                 (g) The Company has an authorized capitalization as set forth in the Registration Statement. Except as described or otherwise disclosed in the Prospectus, each outstanding share of Common Stock and each outstanding share of capital stock of the Company's subsidiaries is duly authorized, validly issued, fully paid and nonassessable, has not been issued and is not owned or held in violation of any preemptive rights of stockholders, and, in the case of the Company's subsidiaries, is owned of record and beneficially by the Company (except for directors' qualifying shares), or its subsidiaries free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts. The Company's capital stock conforms to the statements in relation thereto contained in the Prospectus. There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any share of capital stock of the Company or the Company's subsidiaries to any person or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company or the Company's subsidiaries, except as described or otherwise disclosed in the Prospectus. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for capital stock of the Company or any of their subsidiaries, except as described or otherwise disclosed in the Prospectus.

                 (h) Other than as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to
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                                      7

require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act, other than rights that have been duly and validly waived.

                 (i) Neither the Company nor any of its subsidiaries has sustained, since the date of the Company's Report on Form 10-K for the year ended December 31, 1995, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

                 (j) Except as described in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries have entered into any material transaction or incurred any material liability or obligation, contingent or otherwise, other than in the ordinary course of business.

                 (k) Neither the Company nor any of its subsidiaries is now or is expected by the Company or its subsidiaries to be in violation or breach of, or in default with respect to, any provision of any contract, agreement, instrument, lease, or license to which the Company or any of its subsidiaries is a party, the effect of which would materially adversely affect the financial condition, results of operations, business, assets, liabilities or prospects of the Company and its subsidiaries taken as a whole. Each such material contract, agreement, instrument, lease or license (i) is in full force, (ii) assuming the correctness of (iii) below, is the legal, valid, and binding obligation of the Company or its subsidiaries and is enforceable as to the Company or its subsidiaries, as the case may be, in accordance with its terms, except that enforceability
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                                      8

thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general equity principles and (iii) to the Company's knowledge, is the legal, valid and binding obligation of the other parties thereto and is enforceable as to each of them in accordance with its terms, except that enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general equity principles. Each of the Company and its subsidiaries enjoys peaceful and undisturbed possession under all leases and licenses of real property under which it is operating except where such failure could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

                 (l) The Notes being sold by the Company have been duly and validly authorized and, upon the due execution, authentication, issuance and delivery of the Notes in accordance with the Indenture and payment therefor as provided herein, the Notes will constitute legal, valid and binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable in accordance with their terms, except that enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general equity principles; and the Notes will conform to the description thereof contained in the Prospectus.

                 (m) The Indenture has been duly authorized by the Company and, upon its due execution and delivery by the Company, will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms except that enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the enforcement of creditors' rights generally and by general equity principles; the Indenture has been duly qualified under the Trust Indenture Act and the rules and regulations of the Commission thereunder; and the Indenture conforms to the description thereof contained in the Prospectus.

                 (n) The execution, delivery and performance of this Agreement, the Indenture, and the Notes and the consummation of the transactions contemplated hereby and
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                                       9

thereby, and the issuance and sale of the Notes, will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or result in a breach or violation in any material respect of any of the terms or provisions of, or constitute a default under, any bond, debenture, note or other evidence of indebtedness or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation in any material respect of the provisions of the Certificate of Incorporation or the By-laws, in each case as amended, of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and no consent, approval, authorization, order, registration, filing or qualification of or with any court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Indenture and the Notes or the issue and sale of the Notes or the consummation of the other transactions contemplated by this Agreement, except the registration under the Act of the Notes, and such consents, approvals, authorizations, registrations, filings or qualifications as may be required under state securities or Blue Sky laws and the Trust Indenture Act.

                 (o) Except as may otherwise be disclosed in or contemplated by the Prospectus, since the date as of which information is given in the Prospectus, the Company has not (i) issued or granted any securities (except employee stock options and common stock, $.01 par value (the "Common Stock"), of the Company issuable thereunder and options to be issued in connection with the acquisition of Masland Corporation ("Masland") and Common Stock issuable thereunder), (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.
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                                     10

                 (p) Any contract, agreement, instrument, lease or license required to be described in the Registration Statement or the Prospectus has been properly described therein, and any contract, agreement, instrument, lease or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to or has been incorporated as an exhibit by reference into the Registration Statement.

                 (q) There is no labor strike or work stoppage or lockout actually pending, imminent or threatened against the Company or any of its subsidiaries which would have a material adverse effect on the consolidated financial condition, results of operations, business, assets, liabilities or prospects of the Company and its subsidiaries taken as a whole.

                 (r) Except as set forth in the Registration Statement and the Prospectus and except as would not materially and adversely affect the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole, (i) the Company is not in violation of any applicable Federal, state or local environmental law or any applicable order of any governmental authority with respect thereto; (ii) the Company is not in violation of or subject to any existing, or pending or, to the Company's knowledge, threatened action, suit, investigation, inquiry or proceeding by any governmental authority nor is the Company subject to any remedial obligations under any applicable Federal, state or local environmental law; (iii) the Company and its subsidiaries are in compliance with all permits or similar authorizations, if any, required to be obtained or filed in connection with their operations including, without limitation, emissions, discharges, treatment, storage, disposal or release of a Hazardous Material into the environment except where any noncompliance could not reasonably be expected to have a material adverse effect on the operations of the Company and its subsidiaries; and (iv) to the knowledge of the Company and its subsidiaries, after appropriate inquiry, no Hazardous Materials have been disposed of or released by the Company or its subsidiaries on or to the Company's or its subsidiaries' property, except in accordance with applicable environmental laws. The term "Hazardous Material" means any oil (including petroleum products, crude oil and any fraction thereof), chemical, contaminant, pollutant, solid or hazardous waste, or
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                                     11

Hazardous Substance (as defined in Section 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act and regulations thereunder), that is regulated as toxic or hazardous to human health or the environment under any Federal, state or local environmental law.

                 (s) Except with respect to taxable periods commencing before the taxable period ended June 30, 1991, as to which no representation is made, the Company has filed all Federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes shown to be due with respect to the taxable periods covered by such returns, and no tax deficiency has been assessed, nor does the Company have any knowledge of any tax deficiency which, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a material adverse effect on the consolidated financial condition, results of operations, business, assets, liabilities or prospects of the Company and its subsidiaries taken as a whole.

                 (t) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                 (u) The financial statements (including the related notes and supporting schedules) incorporated by reference in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with applicable generally accepted accounting principles applied on a consistent basis throughout the periods involved.

                 (v) Arthur Andersen LLP, who have certified certain financial statements of the Company and AI (as defined in the Prospectus), and Price Waterhouse LLP, who
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                                     12

have certified certain financial statements of Masland (as defined in the Prospectus), and whose reports are incorporated by reference in the Prospectus, are independent public accountants as required by the Act and the Rules and Regulations.

                 (w) There is no litigation or governmental proceeding pending or, to the knowledge of the Company or any of its subsidiaries, threatened against the Company or any of its subsidiaries which could reasonably be expected to result in any material adverse change in the consolidated financial condition, results of operations, business, assets, liabilities or prospects of the Company or any of its subsidiaries or which affects the transactions contemplated by this Agreement and the Prospectus or which is required to be disclosed in the Registration Statement and the Prospectus, which is not disclosed and correctly summarized therein.

                 (x) The filing of the Registration Statement has been duly authorized by the Company.

                 (y) Each of the Company and its subsidiaries holds good and marketable title to, or valid and enforceable leasehold interests in, all items of real and personal property which are material to the business of the Company and its subsidiaries taken as a whole, free and clear of any lien, claim, encumbrance, preemptive rights or any other claim of any other third party which are reasonably expected to materially interfere with the conduct of the business of the Company and its subsidiaries taken as a whole. The Company and its subsidiaries are in material compliance with all applicable laws, rules and regulations, except where such failure to comply would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

                 (z) The Company has not taken, and agrees that it will not take, directly or indirectly, any action that could reasonably be expected to cause or result in stabilization or manipulation of the price of any security to facilitate the sale or resale of the Notes.

                 2.  Purchase of the Notes by the Underwriters.   Subject to
the terms and conditions and upon the basis of the representations, warranties, agreements and covenants herein set forth, the Company agrees to issue and sell to the Underwriters, and each of the Underwriters agrees,
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                                     13

severally and not jointly, to purchase from the Company, the principal amount of Notes set forth opposite such Underwriter's name in Schedule I hereto at a
purchase price equal to    % of the principal amount thereof, plus accrued
interest, if any, from             , 1996, to the Closing Date.  The
obligations of the Underwriters under this Agreement are several and not joint.

                 The Company shall not be obligated to deliver the Notes except upon payment for the Notes to be purchased hereunder as hereinafter provided.

                 3. Delivery of and Payment for the Notes. Delivery of and payment for the Notes shall be made at the offices of BT Securities Corporation, 130 Liberty Street, 37th Floor, New York, New York 10006 (or such other place as mutually may be agreed upon), at 10:00 a.m., New York City time, on the third full Business Day following the date of this Agreement if this Agreement is executed before 4:30 p.m. New York time, or on the fourth full Business Day following the date of this Agreement if this Agreement is executed after 4:30 p.m. New York time or on such later date as shall be determined by you and the Company (the "Closing Date").

                 Delivery of the Notes shall be made by or on behalf of the Company for the account of each Underwriter, against payment of the purchase price therefor by certified or official bank checks payable in New York Clearing House (next day) funds to the order of the Company. Time shall be of the essence, and delivery of the Notes at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriters hereunder. Upon delivery, the Notes shall be in definitive fully registered form and in such denominations and registered in such names as the Underwriters shall request in writing not less than two full Business Days prior to the Closing Date. For the purpose of expediting the checking and packaging of the Notes, the Company shall make the Notes available for inspection by the Underwriters at the offices of BT Securities Corporation, 130 Liberty Street, 37th Floor, New York, NY 10006, not later than 2:00 p.m., New York City time, on the Business Day prior to the Closing Date.
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                                     14

                 4.  Covenants.  The Company agrees with each Underwriter that:

                 (a) The Company shall use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendments thereto to become effective. The Company shall advise you promptly of the filing of any amendment to the Registration Statement or any supplement to any Prospectus and, upon notification from the Commission that the Registration Statement or any such amendment has become effective, shall so advise you promptly (in writing, if requested). If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of any Prospectus is otherwise required under Rule 424(b), the Company will cause such Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) in the manner and within the time period prescribed and will provide evidence satisfactory to you of such timely filing. The Company shall notify you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or any Prospectus or for additional information; the Company shall prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or the Prospectus which, in your reasonable opinion, may be necessary or advisable in connection with the distribution of the Notes; and the Company shall not file any amendment or supplement to the Registration Statement or the Prospectus, which filing is not consented to by you after reasonable notice thereof. The Company shall advise you promptly of the issuance by the Commission or any state or other governmental or regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of any Preliminary Prospectus or Prospectus or suspending the qualification of the Notes for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Company shall use its best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

                 (b) The Company shall furnish to BT Securities Corporation and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed and each amendment thereto filed with the Commission, including
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                                     15

all consents and exhibits filed therewith, and shall furnish to the Underwriters such number of conformed copies of the Registration Statement, as originally filed and each amendment thereto (excluding exhibits other than the computation of the ratio of earnings to fixed charges, the Indenture and this Agreement), any Preliminary Prospectus, the Prospectus and all amendments and supplements to any of such documents, in each case as soon as available and in such quantities as you may from time to time reasonably request.

                 (c) Within the time during which the Prospectus relating to the Notes is required to be delivered under the Act, the Company shall comply with all requirements imposed upon it by the Act, the Exchange Act and the Rules and Regulations so far as is necessary to permit the continuance of sales of or dealings in the Notes as contemplated by the provisions hereof and by the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the Rules and Regulations, the Company shall promptly notify you and, subject to the penultimate sentence of paragraph (a) of this Section 4, shall amend the Registration Statement or supplement the Prospectus or file such document (at the expense of the Company) so as to correct such statement or omission or to effect such compliance.

                 (d) The Company shall take or cause to be taken all necessary action and furnish to whomever you may direct such information as may be required in qualifying the Notes for offer and sale under the state securities or Blue Sky laws of such jurisdictions as you shall designate and to continue such qualifications in effect for as long as may be necessary for the distribution of the Notes; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

                 (e) Whether or not the transactions contemplated in this Agreement are consummated, to pay or cause to be paid the costs incident to the authorization, issuance, sale and delivery of the Notes and any expenses or taxes payable in that connection; the costs incident to the preparation, printing and filing under the Act of the Registration Statement and any amendments and exhibits thereto; the costs of distributing the Registration Statement as originally filed and each amendment and post-effective amendment thereof (including exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; the fees paid to rating agencies in connection with the rating of the Notes; the filing fee of the NASD; the reasonable fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions as provided in this paragraph and of preparing and printing a Blue Sky Memorandum and a memorandum concerning the legality of the Notes as an investment, if any (including reasonable fees and expenses of counsel to the Underwriters in connection therewith); the cost of printing the Notes; the fees and expenses of the Trustee under the Indenture and its counsel; and all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. Except as provided in this Section, Section 6 and in Section 7, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Notes which they may sell and the expenses of advertising any offering of the Notes made by the Underwriters.

                 (f) To apply the net proceeds from the sale of the Notes being sold by the Company as set forth in the Prospectus.

                 (g) During a period of five years from the Effective Date, the Company shall, upon written request, furnish to you copies of all reports or other communications furnished to shareholders and copies of any reports or financial statements furnished to or filed with the Commission, the New York Stock Exchange or any other national securities exchange on which any class of securities of the Company shall be listed.

                 (h) As soon as practicable after the Effective Date of the Registration Statement, the Company shall make generally available to its security holders and deliver to the Underwriters an earnings statement of the Company, conforming with the requirements of Section 11(a) and

Rule 158 of the Act, covering a period of at least 12 months beginning after the Effective Date.

                 5. Conditions of Underwriters' Obligations. The respective obligations of the several Underwriters hereunder are subject to the accuracy, when made and as of the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder and to each of the following additional terms and conditions:

                 (a) The Registration Statement and any posteffective amendment thereto has become effective under the Act; if the Registration Statement has not become effective prior to the Execution Time, unless the Underwriters agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 p.m. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date or (ii) 2:00 p.m. on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date; if required under Rule 424(b), the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a) hereof, not later than the Commission's close of business on the second Business Day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430(A)(a)(3); no Stop Order shall have been issued and prior to that time no proceeding for that purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Company shall not have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus without the consent of the Underwriters. If the Company has elected to rely upon Rule 430A of the Act, the price of the Notes and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Act within the prescribed time period, and prior to the Closing Date the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been prepared, filed and declared effective in accordance with the requirements of Rule 430A of the Act.

                 (b) No Underwriter shall have discovered after the date hereof and disclosed to the Company on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Cravath, Swaine & Moore, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                 (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Indenture, the Notes, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby, shall be reasonably satisfactory in all respects to Cravath, Swaine & Moore, counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                 (d) On the Closing Date, Winston & Strawn, as special counsel to the Company, shall have furnished to the Underwriters their written opinion addressed to the Underwriters and dated the Closing Date in form and substance reasonably satisfactory to the Underwriters and their counsel (with customary qualifications and assumptions agreed to by counsel for the Underwriters) to the effect that:

                 (i) the Company and each of its Significant Subsidiaries have been duly incorporated and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses, requires such qualification, except where the failure to be so qualified and in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and have all corporate power and authority necessary to own or hold their respective properties and to conduct the business in which they are engaged as described in the Prospectus;

                 (ii) this Agreement has been duly authorized, executed, and delivered by the Company, is a legally valid and binding obligation of the Company, and is enforceable against the Company in accordance with its terms, except to the extent that rights to indemnity or contribution hereunder may be limited by Federal or state securities laws or the public policy underlying such laws may limit the right to indemnity and contribution thereunder; no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any Federal, state, local or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance of this Agreement by the Company (except filings under the Act and the Trust Indenture Act which have been made and consents, authorizations, permits, orders and other matters required by the National Association of Securities Dealers or under Blue Sky or state securities laws as to which such counsel need express no opinion);

                 (iii) the Notes have been duly authorized by the Company, and, upon the due execution, authentication, issuance and delivery of the Notes in accordance with the Indenture and payment therefor as provided herein, the Notes will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable against the Company in accordance with their terms; the Notes will conform to the description thereof contained in the Prospectus;

                 (iv) the Indenture has been duly authorized by the Company and, upon its due execution and delivery by the Company, will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms; the Indenture has been duly qualified under the Trust Indenture Act and the rules and regulations of the Commission thereunder and conforms to the description thereof contained in the Prospectus;

                 (v) the Registration Statement was declared effective under the Act as of the date and time specified in such opinion, no Stop Order has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission; and

                 (vi) the Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to the Closing Date (other than the financial statements and related schedules therein and other financial and statistical information included in or excluded from the Registration Statement or the Prospectus, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations and the Trust Indenture Act and the rules and regulations of the Commission thereunder and the documents incorporated by reference therein (other than any financial statements, related schedules and other financial and statistical information included therein or excluded therefrom), at the time they were filed with the Commission, complied as to form in all material respects with the Exchange Act and the applicable Rules and Regulations (except as aforesaid).

                 Notwithstanding the foregoing, each of such opinions may be subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and to court decisions with respect thereto and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and no opinion need be expressed as to the availability of equitable remedies for any breach of any such agreement.

                 In rendering such opinion, such counsel may (i) state that their opinion is limited to matters governed by the Federal laws of the United States of America (to the extent specifically referred to therein), the laws of the State of New York and the General Corporation Law of the State of Delaware; and (ii) rely (to the extent such counsel deems proper and specifies in their opinion), as to matters involving the application of the laws of jurisdictions other than the State of New York or the United States or the General Corporation Law of the State of Delaware upon opinions (dated the Closing Date, addressed to the Underwriters and in form reasonably satisfactory to the Underwriters with signed or conformed copies for each of the Underwriters) of counsel acceptable to Cravath, Swaine & Moore. Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that such counsel participated in conferences with officers and representatives of the Company, Arthur

Andersen LLP, the Underwriters and Cravath, Swaine & Moore in connection with the preparation of the Registration Statement, and based on the foregoing and without assuming responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or making any independent check or verification thereof (relying as to factual matters upon the statements of officers and other representatives of the Company and others), no facts have come to the attention of such counsel which lead them to believe that (I) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading (other than the information omitted therefrom in reliance on Rule 430A), or (II) the Prospectus as amended or supplemented, as of the Closing Date, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need not express an opinion or belief as to any financial statements, schedules, and other financial or statistical information included in or excluded from the Registration Statement or the Prospectus.

                 (e) On the Closing Date, Joseph F. McCarthy, General Counsel to the Company, or Michael O'Shea, corporate counsel to the Company, shall have furnished to the Underwriters his written opinion addressed to the Underwriters and dated the Closing Date in form and substance reasonably satisfactory to the Underwriters (with customary qualifications and assumptions agreed to by counsel for the Underwriters) to the effect that:

                 (i) the Company and each of its Significant Subsidiaries have been duly incorporated and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses, requires such qualification, except where the failure to be so qualified and in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and have all corporate power and authority necessary to own or hold their respective properties and to conduct the business in which they are engaged as described in the Prospectus;

                 (ii) the Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company owned directly or indirectly by the Company have been duly and validly authorized and issued and are fully paid, nonassessable and (except for directors' qualifying shares) owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as described in the Prospectus; to the best of such counsel's knowledge after due inquiry and investigation, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or of the Company's subsidiaries to any person other than the Company, or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company or of the Company's subsidiaries, except as may be described in the Prospectus or has been disclosed to the Underwriters;

                 (iii) the execution, delivery and performance of this Agreement, the Indenture, and the Notes and the consummation of the transactions contemplated hereby and thereby, and the issuance and sale of the Notes, will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or result in a breach or violation in any material respect of any of the terms or provisions of, or constitute a default under any material contract, agreement, instrument, lease or license known to such counsel, or violate or result in a breach of any term of the articles of incorporation (or other charter document) or by-laws of the Company or any of its subsidiaries, or violate, result in a breach of, or conflict in any material respect with any law or statute, rule, or regulation, or any order judgment, or decree known to such counsel, that is binding on the Company or any of its subsidiaries or to which any of their respective operations, businesses or assets are subject; no consent, authorization, approval, order, license, certificate or permit of or from, or declaration or filing with any Federal, state, local or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery or performance of this Agreement, the Indenture and the Notes or the issue and sale of the Notes (except filings under the Act which have been made and consents, authorization, permits, orders and other matters required under Blue Sky or State securities laws or as may be required by the laws of any country other than the United States or the Trust Indenture Act as to which such counsel need express no opinion);

                 (iv) the Notes have been duly authorized by the Company, and, upon the due execution, authentication, issuance and delivery of the Notes in accordance with the Indenture and payment therefor as provided herein, the Notes will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable against the Company in accordance with their terms; the Notes will conform to the description thereof contained in the Prospectus;

                 (v) the Indenture has been duly authorized by the Company and, upon its due execution and delivery by the Company, will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms; the Indenture has been duly qualified under the Trust Indenture Act and the rules and regulations of the Commission thereunder and conforms to the description thereof contained in the Prospectus;

                 (vi) there is no litigation, arbitration, claim, governmental or other proceeding or investigation pending or, to the best of such counsel's knowledge after due inquiry and investigation, threatened to which the Company or any of its subsidiaries is a party or to which any of their respective operations, businesses or assets is the subject which could reasonably be expected to have a material adverse effect upon the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; neither the Company nor any of its subsidiaries is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as may be described in the Prospectus or such as in the aggregate do not have a significant likelihood of having a material adverse effect upon the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole;

                 (vii) neither the Company nor any of its subsidiaries is now in violation or breach of, or in default with respect to, any material provision of any contract, agreement, instrument, lease or license, which is material to the Company and its subsidiaries taken as a whole;

                 (viii) neither the Company nor any of its subsidiaries is in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation or By-laws;

                 (ix) any contract, agreement, instrument, lease or license required to be described in the Registration Statement or the Prospectus has been properly described therein; any contract, agreement, instrument, lease, or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to the Registration Statement or incorporated therein by reference; and

                 (x) insofar as statements in the Prospectus purport to summarize the status of litigation or the provisions of laws, rules, regulations, orders, judgments, decrees, contracts, agreements, instruments, leases, or licenses, such statements have been prepared or reviewed by such counsel and accurately reflect, in all material respects, the status of such litigation and provisions purported to be summarized and are correct in all material respects.

                 Notwithstanding the foregoing, each of such opinions may be subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and to court decisions with respect thereto and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and no opinion need be expressed as to the availability of equitable remedies for any breach of any such agreement.

                 In rendering such opinion, such counsel may (i) state that his opinion is limited to matters governed by the Federal laws of the United States of America to the extent specifically referred to therein, the laws of the State of Michigan and the General Corporation Law of the State of Delaware; and
(ii) rely (to the extent such counsel deems proper and specifies in his opinion), as to foreign matters involving the application of the laws of jurisdictions other than the State of Michigan or the United States or the corporate law of the State of Delaware upon opinions (dated the Closing Date, addressed to the Underwriters and in form reasonably satisfactory to the Underwriters with signed or conformed copies for each of the Underwriters) of counsel acceptable to Cravath, Swaine & Moore.

                 (f) The Company shall have furnished to the Underwriters on the Closing Date a certificate, dated the Closing Date, of its President or a Vice President and its Chief Financial Officer or Treasurer stating that:

                 (i) the representations, warranties and agreements of the Company in Section 1 herein are true and correct as of the Closing Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Paragraph 5(a) have been fulfilled; and

                 (ii) they have carefully examined the Registration Statement and the Prospectus and, in their opinion, (A) as of the Effective Time of the Registration Statement, the Registration Statement did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) as of its date, the Prospectus, as amended or supplemented, did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (C) since the Effective Date of the Registration Statement or the date of the Prospectus, as the case may be, no event has occurred which should have been set forth in a supplement to or amendment of the Prospectus which has not been set forth in such a supplement or amendment.

                 (g) At the Effective Time and on the Closing Date, the Company shall have furnished to the Underwriters a letter of Arthur Andersen LLP addressed to the Underwriters and dated the Closing Date and in form and substance satisfactory to the Underwriters confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Underwriters concurrently with the execution of this Agreement and confirming in all material respects the conclusions and findings set forth in such prior letter.

                 (h) The NASD, upon review of the terms of the public offering of the Notes, shall not have objected to the participation by any of the Underwriters in such offering or asserted any violation of the By-Laws of the NASD.

                 (i) Neither the Company nor any of its subsidiaries (1) shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (2) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (1) or (2) of this subparagraph, is, in the reasonable judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus.

                 (j) On the Closing Date, a representative of Masland, who is reasonably satisfactory to Cravath, Swaine & Moore, counsel for the Underwriters, shall have furnished his written certificate addressed to the Underwriters and dated the Closing Date in form and substance reasonably satisfactory to the Underwriters and their counsel (with customary qualifications and assumptions agreed to by counsel for the Underwriters) to the effect that the representative has carefully examined the Registration Statement and the Prospectus and, in that representative's opinion, (A) as of the Effective Time of the Registration Statement, the Registration Statement as it pertained or related to Masland did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) as of its date, the Prospectus, as amended or supplemented, as it pertained or related to Masland did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (C) since the Effective Date of the Registration Statement or the date of the Prospectus, as the case may be, no event pertinent or relating to Masland has occurred which should have been set forth in a supplement to or amendment of the Prospectus which has not been set forth in such a supplement or amendment.

                 (k) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                 All such opinions, certificates, letters and documents mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are reasonably satisfactory to you and Cravath, Swaine & Moore, counsel for the Underwriters, and the Company shall furnish to you conformed copies thereof in such quantities as you reasonably request.

                 6. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter against any loss, claim, damage or liability (or any action in respect thereof), including without limitation, any legal or other expenses reasonably incurred by any Underwriter in connection with defending or investigating any such action or claim, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement or the Prospectus as amended or supplemented or in any Blue Sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any of or all the Notes under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application"), or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement or the Prospectus as amended or supplemented or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse each Underwriter promptly after receipt of invoices from such Underwriter for any legal or other expenses as reasonably incurred by such Underwriter in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, further, that the Company shall not be liable pursuant to this Section 6(a) with respect to any untrue statement or alleged untrue statement or omission or alleged omission in any

Preliminary Prospectus which is corrected in a Prospectus if the person asserting such loss, claim, damage or liability purchased Notes from an Underwriter but was not sent or given a copy of a Prospectus at or prior to the written confirmation of the sale of such Notes to such person; and provided, however, that the Company shall not be liable (x) under this paragraph 6(a) in any such case to the extent, but only to the extent, that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for use in the preparation of the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement or the Prospectus as amended or supplemented, or any Blue Sky Application.

                 (b) Each Underwriter severally, but not jointly, shall indemnify and hold harmless the Company against any loss, claim, damage or liability (or any action in respect thereof) to which the Company may become subject, under the Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement or the Prospectus as amended or supplemented, or in any Blue Sky Application, or (ii) the omission or alleged omission to state in the Registration Statement, any Preliminary Prospectus, the Prospectus or the Registration Statement or the Prospectus as amended or supplemented, or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse the Company promptly after receipt of invoices from the Company for any legal or other expenses as reasonably incurred by the Company in connection with investigating, preparing to defend or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that such indemnification or reimbursement shall be available in each such case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter specifically for use in the preparation thereof. Each Underwriter shall not be liable under this Section 6 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld.

                 (c) Promptly after receipt by any indemnified party under subsection (a) or (b) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure so to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been prejudiced in any material respect by such failure or from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against any indemnified party and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under such subsection for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; except that any indemnified party shall have the right to employ its own counsel to represent it if, in the reasonable judgment of such indemnified party (based on advice of counsel), it is advisable for such indemnified party to be represented by separate counsel because there may be legal defenses available to it or other indemnified parties that are inconsistent with those available to the indemnifying party, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party.

                 (d) If the indemnification provided for in this Section 6 is unavailable to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall, in lieu of indemnifying such indem-nified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes (after underwriting discounts and commissions but before deducting other expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought for any obligation it may have hereunder or otherwise (except as specifically provided in subsection (c) hereof).

                 (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have, and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have, and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

                 6B. Substitution of Underwriters. If, on the Closing Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Notes which the defaulting Underwriter agreed but failed to purchase on the Closing Date in the respective proportions which the principal amount of Notes set opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the aggregate principal amount of Notes set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Notes on the Closing Date if the principal amount of Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 10% of the aggregate principal amount of Notes to be purchased on the Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Notes which it agreed to purchase on the Closing Date pursuant to the terms of
Section 3. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the remaining non-defaulting Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Notes to be purchased on the Closing Date. If the remaining non-defaulting Underwriters or other underwriters satisfactory to the remaining Underwriters do not elect to purchase the Notes which the defaulting Underwriter or Underwriters agreed but failed to purchase on the Closing Date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 4(e) and 7. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this
Section 6B, purchases Notes which a defaulting Underwriter agreed but failed to purchase.

                 Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other underwriters are obligated or agree to purchase the Notes of a defaulting or withdrawing Underwriter, either the remaining non-defaulting Underwriters or the Company may postpone the Closing Date for up to seven full Business Days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

                 7. Effective Date and Termination. (a) This Agreement shall become effective at 11:00 A.M., New York City time, on the first full Business Day following the date hereof, or at such earlier time after the Registration Statement becomes effective as you shall first release the

Notes for sale to the public. You shall notify the Company immediately after you have taken any action which causes this Agreement to become effective. Until this Agreement is effective, it may be terminated by the Company by giving notice as hereinafter provided to you, or by you by giving notice as hereinafter provided to the Company, except that the provisions of Section 4(g) and Section 6 shall at all times be effective. For purposes of this Agreement, the release of the public offering of the Notes for sale to the public shall be deemed to have been made when you release, by telecopy or otherwise, firm offers of the Notes to securities dealers or release for publication a newspaper advertisement relating to the Notes, whichever occurs first.

                 (b) From the date of this Agreement until the Closing Date, this Agreement may be terminated by you in your absolute discretion by giving notice as hereinafter provided to the Company, if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Underwriters hereunder (other than the conditions set forth in Section 5(h) hereof) is not fulfilled, (iii) there occurs any change, or any development involving a prospective change, in or affecting the financial condition of the Company or its subsidiaries, which in your judgment, materially impairs the investment quality of the Notes; (iv) there is any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act or Rule 15c3-1 under the Exchange Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating), (v) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, or minimum prices shall have been established on such exchange by the Commission, or by such exchange or other regulatory body or governmental authority having jurisdiction, (vi) any banking moratorium shall have been declared by Federal or New York governmental authorities, (vii) there is an outbreak or escalation of hostilities involving the United States on or after the date hereof, or the United States is or becomes engaged in hostilities which result in the declaration of a national emergency or war, the effect of which, in your judgment, makes it inadvisable or impractical to proceed with the completion of the sale of or any payment for the Notes on the terms and in the manner contemplated in the Prospectus, or (viii) there shall have been such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such), in your judgment, as to make it inadvisable or impractical to proceed with the delivery of the Notes. Any termination of this Agreement pursuant to this Section 7 shall be without liability on the part of the Company or any Underwriter, except as otherwise provided in Section 4(e), Section 6 and Section 7 of this Agreement.

                 Any notice referred to above may be given at the address specified in Section 9 hereof in writing or by telecopier, telex or telephone, and if by telecopier, telex or telephone, shall be immediately confirmed in writing.

                 If notice shall have been given pursuant to this Section 7 preventing this Agreement from becoming effective, or if the Company shall fail to tender the Notes for delivery to the Underwriters for any reason permitted under this Agreement, or if the Underwriters shall decline to purchase the Notes for any reason permitted under this Agreement, the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Notes, and upon demand the Company shall pay the full amount thereof to the Underwriters.

                 8. Survival of Certain Provisions. The agreements contained in Section 6 hereof and the representations, warranties and agreements of the Company contained in Sections 1 and 4 hereof shall survive the delivery of the Notes to the Underwriters hereunder and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

                 9.  Notices.  Except as otherwise provided in the Agreement,
(a) whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing or by telecopy addressed to the Company at the address of the Company set forth in the Registration Statement,
Attention:  James H. Vandenberghe; and

(b) whenever notice is required by the provisions of this Agreement to be given to the several Underwriters, such notice shall be in writing or by telecopy addressed to you, in care of BT Securities Corporation, 130 Liberty Street, 37th Floor, New York, New York, 10006, Attention:

                 10. Information Furnished by the Underwriters. The Underwriters severally confirm that the statements set forth in the last paragraph of the cover page with respect to the public offering of the Notes and under the caption "Underwriting" in any Preliminary Prospectus and in the Prospectus are correct and constitute the written information furnished by or on behalf of any Underwriter referred to in paragraph (c) of Section 1 hereof and in paragraphs (a) and (b) of Section 6 hereof.

                 11. Parties. This Agreement shall inure to the benefit of and be binding upon the several Underwriters and the Company and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of
Section 15 of the Act and the directors and officers of the Underwriters, and
(b) the indemnity agreement of the Underwriters contained in Section 6 hereof shall be deemed to be for the benefit of directors of the Company and officers of the Company who signed the Registration Statement. Nothing in this Agreement shall be construed to give any person, other than the persons referred to in this paragraph, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                 12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without respect to choice of law principles thereof.

                 13. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                 If the foregoing correctly sets forth the agreement between the Company and the Underwriters, please indicate your acceptance in the space provided for that purpose below.


                                       Very truly yours,

                                       LEAR CORPORATION,

                                         by
                                           __________________________________
                                           Name:
                                           Title:



Accepted:

BT SECURITIES CORPORATION
CHASE SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED
SCHRODER WERTHEIM & CO.
by BT SECURITIES CORPORATION,


  by
    __________________________________
    Name:
    Title:

                                                                      SCHEDULE I

                                                                         Principal
                                                                          Amount
                               Underwriters                              of Notes
                               ------------                              --------

BT Securities Corporation . . . . . . . . . . . . . . . . . . . . . . . .$
Chase Securities Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .
Morgan Stanley & Co. Incorporated . . . . . . . . . . . . . . . . . . . .

Schroder Wertheim & Co. . . . . . . . . . . . . . . . . . . . . . . . . .___________

                 Total  . . . . . . . . . . . . . . . . . . . . . . . . $200,000,000
                                                                         ===========